OHIO NATIONAL FUND, INC.
Supplement dated May 23, 2007 to the
Prospectus dated May 1, 2007 and
Statement of Additional Information dated May 1, 2007
The following supplements the Ohio National Fund, Inc. Prospectus dated May 1, 2007 and Statement of Additional Information dated May 1, 2007:
J.C. Waller is no longer a portfolio manager for the Ohio National U.S. Equity portfolio. All references to Mr. Waller are deleted.